Ironclad Managed Risk Fund

Ticker Symbol: IRONX

A series of Investment Managers Series Trust

Supplement dated February 18, 2020 to the

Prospectus dated February 1, 2020.

Effective immediately, the first paragraph under the heading entitled “Performance” on page 4 of the Prospectus is deleted and replaced with the following:

The following performance information indicates some of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The Fund’s primary benchmark is the CBOE S&P 500 One-Week PutWrite Index. The table below illustrates how the Fund’s average annual total returns for the periods indicated compare with the Fund’s primary benchmark, as well as the Wilshire Liquid Alternative Index. The Fund’s advisor considers these indexes to be standard performance benchmarks for the Fund’s relative performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Please file this Supplement with your records.